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                                                                   EXHIBIT 10.46

                              RESOLUTION No. 58-95

      WHEREAS, the City Council of Montgomery, Alabama (the "City"), entered into a cable television franchise agreement with Montgomery Cablevision and Entertainment, Inc. (the "Company"), on March 6, 1990 (the "Franchise"), and

      WHEREAS, InterRedec, Inc., a stockholder of the Company, desires to transfer its ownership interest in the Company to ITC Broadband Services, L.L.C., a wholly owned subsidiary of ITC Holding Company, Inc. (the "Transfer"), pursuant to Section 5(4)(a) of the Montgomery Cable Television Ordinance, ordinance number 50-76, as amended (the "Cable Ordinance"), and

      WHEREAS, Section 5(4)(a) of the Cable Ordinance requires the Company to secure the consent of the City prior to the Transfer and the Company has requested such consent; and

      WHEREAS, the City waives the provisions in Section 11(2) of the Franchise as those provisions apply to the Company, its successors and assigns, until 120 days from the date of passage of this resolution; and

      WHEREAS, the City waives the time periods in Section 11(4) of the Franchise as of the date of passage of this resolution until 120 days from the date of passage of this resolution; and

      WHEREAS, the City waives the provisions of Section 11(5) of the Franchise as those provisions apply to the Company, its successors and assigns, until 120 days from the date of passage of this resolution; and

      WHEREAS, the Company seeks to extend the time periods as allowed in
Section 11(2) of the Cable Ordinance and to begin the second time period as set forth in Section (11)(4) of the Franchise effective 120 days from the date of passage of this resolution (the "Extension"); and

      WHEREAS, the City believes the Transfer and the Extension would be in the public interest;

      NOW, THEREFORE, BE IT RESOLVED BY THE COUNCIL OF THE CITY OF MONTGOMERY, ALABAMA, that the Transfer and Extension be, and hereby are, consented to.

STATE OF ALABAMA        )
COUNTY OF MONTGOMERY    )
CITY OF MONTGOMERY      )

      I, John L. Baker, City Clerk of the City of Montgomery, Alabama, DO HEREBY CERTIFY that the foregoing is a true and correct copy of the resolution which was duly adopted by the Council of the City of Montgomery, Alabama, at a regular meeting on April 4, 1995.

      GIVEN under my hand and the official SEAL of the City of Montgomery, Alabama, this the 5th day of April, 1995.

                                    /s/ John L. Baker
                                    ----------------------------------
                                    John L. Baker, City Clerk

APPROVED: April 6, 1995

/s/ Emory Folmar
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Emory Folmar, Mayor